Exhibit 99.1

Teva Announces Successful Upsize of Sustainability-Linked Senior Notes Offering and Pricing of $5,000,000,000 of Sustainability-Linked Senior Notes

Proceeds to Repay Existing Debt

TEL AVIV—(BUSINESS WIRE)—November 2, 2021— Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA) (“Teva”) announced today that it successfully upsized and priced approximately $5,000,000,000 (equivalent) of its debut sustainability-linked senior notes (the “Notes”). The principal amount of the offering was increased from the previously announced offering size of $4,000,000,000 (equivalent). Teva expects to use the net proceeds from the offerings to (i) fund the announced tender offer to purchase, for cash, its 1.250% Senior Notes due 2023, its 2.800% Senior Notes due 2023, its 3.250% Senior Notes due 2022, its 2.950% Senior Notes due 2022, its 1.125% Senior Notes due 2024 and its 6.000% Senior Notes due 2024 for a maximum combined aggregate purchase price (exclusive of accrued and unpaid interest) of up to $3,500,000,000 (as it may be amended prior to expiration thereof), (ii) to pay fees and expenses in connection therewith, (iii) to fund the repayment of outstanding debt upon maturity, tender offer or earlier redemption and (iv) to the extent of any remaining proceeds, for general corporate purposes.

This is the largest-ever offering of Sustainability-Linked Notes, and the first-ever issued by a generic medicine company. The transaction marks Teva’s debut into Sustainable Finance and is tied to targets that include improving access to medicines in low- and middle-income countries (LMICs) and reducing greenhouse gas (GHG) emissions.

The Notes consist of (i) Teva Pharmaceutical Finance Netherlands II B.V.’s (“Teva Finance II”) €1,100,000,000 aggregate principal amount of 3.750% EUR-denominated Sustainability-Linked Senior Notes maturing in 2027, (ii) Teva Finance II’s €1,500,000,000 aggregate principal amount of 4.375% EUR-denominated Sustainability-Linked Senior Notes maturing in 2030, (iii) Teva Pharmaceutical Finance Netherlands III B.V.’s (“Teva Finance III” and, together with Teva Finance II, the “Issuers”) $1,000,000,000 aggregate principal amount of 4.750% USD-denominated Sustainability-Linked Senior Notes maturing in 2027 and (iv) Teva Finance III’s $1,000,000,000 aggregate principal amount of 5.125% USD-denominated Sustainability-Linked Senior Notes maturing in 2029.

The settlement of the Notes is expected to occur on or about November 9, 2021, subject to customary closing conditions.

The Notes will be unsecured senior obligations of the Issuers and will be unconditionally guaranteed on a senior basis by Teva. The offering and sale of the Notes were made pursuant to our effective automatic shelf registration statement on Form S-3, including our base prospectus, filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2021. The offering of these Notes were made only by means of a prospectus supplement and accompanying base prospectus, which have been filed with the SEC. Before you invest, you should read the prospectus supplement and accompanying prospectus along with other documents that Teva has filed with the SEC for more complete information about Teva and this offering. These documents are available at no charge by visiting EDGAR on the SEC website at http://www.sec.gov. Alternatively, a copy of the prospectus supplement and accompanying base prospectus related to this offering may be obtained, when available, by contacting Sanat Babu of the BofA Securities Group SA team (email: sanat.babu@bofa.com).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Teva

Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA) has been developing and producing medicines to improve people’s lives for more than a century. We are a global leader in generic and specialty medicines with a portfolio consisting of over 3,500 products in nearly every therapeutic area. Around 200 million people around the world take a Teva medicine every day, and are served by one of the largest and most complex supply chains in the pharmaceutical industry. Along with our established presence in generics, we have significant innovative research and operations supporting our growing portfolio of specialty and biopharmaceutical products.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current beliefs and expectations and are subject to substantial risks and uncertainties, both known and unknown, that could cause our future results, performance or achievements to differ significantly from that expressed or implied by such forward-looking statements. Important factors that could cause or contribute to such differences include risks relating to: completion of the offering of senior notes and tender offer for certain outstanding notes; our substantial indebtedness, which may limit our ability to incur additional indebtedness, engage in additional transactions or make new investments, and may result in a further downgrade of our credit ratings; our inability to raise debt or borrow funds in amounts or on terms that are favorable to us; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2020, including the sections thereof captioned “Risk Factors” and “Forward Looking Statements,” and in our subsequent quarterly reports on Form 10-Q and other filings with the SEC, which are available at www.sec.gov. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. No assurance can be given that the transactions described herein will be consummated or as to the ultimate terms of any such transactions.

It may be unlawful to distribute this press release in certain jurisdictions. This press release is not for distribution in Canada, Japan or Australia. The information in this press release does not constitute an offer of securities for sale in Canada, Japan or Australia.

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2016/97/EU (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129. Consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Promotion of the Notes in the United Kingdom is restricted by the Financial Services and Markets Act 2000 (the “FSMA”), and accordingly, the Notes are not being promoted to the general public in the United Kingdom. This announcement is for distribution only to, and is only directed at, persons who (i) persons who are outside the United Kingdom or (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), (iii) high net worth entities, and other persons to whom they may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order or (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) in connection with the issue or sale of any notes may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). The Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, relevant persons. This announcement is directed only at relevant persons and must not be acted on or relied on by anyone who is not a relevant person.

The notes have not, may not and will not be offered, sold or delivered in the Netherlands, other than to qualified investors (as defined in Regulation (EU) 2017/1129).

The Notes have not, may not and will not be offered, sold or delivered in Israel, other than to persons who qualify as one of the types of investors listed in the First Addendum to the Israeli Securities Law, subject to and in accordance with the requirements set forth in the First Addendum to the Israeli Securities Law.

Contacts

IR Contacts:	Kevin C. Mannix	United States	(215) 591-8912
	Yael Ashman	Israel	972 (3) 914-8262
PR Contacts:	Kelley Dougherty	United States	(973) 832-2810
	Yonatan Beker	United States	(973) 264-7378
	Eden Klein	Israel	972 (50) 401-9959

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